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                                                                   Exhibit 10.15
                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

          This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of April 22, 1998, is by and among RINGER CORPORATION ("Ringer"), SAFER, INC. ('"Safer") and SURECO, INC. ("SureCo") (Ringer, Safer and SureCo are sometimes referred to herein individually as a "Borrower and collectively as the "Borrowers") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Lender.

                                    RECITALS
                                    --------

     A. Borrowers and Lender are parties to that certain Credit Agreement dated as of May 2, 1997 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Credit Agreement"), pursuant to which Lender has made and may hereafter make loans and advances and other extensions of credit to Borrowers.

     B. Borrowers wish, and Lender is willing, to amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.

     C. Pursuant to Section 1.1(b) of the Credit Agreement, Borrowers have requested an Effective Commitment Increase in the amount of $5,000,000.

     D. Ringer desires to effectuate, and Lender is willing to consent to, a change in its corporate name, all on the terms and conditions set forth in this Amendment.

     E. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1.   Consent and Waiver

          Lender hereby consents to the corporate name change of Ringer Corporation to Verdant Brands, Inc. and hereby waives any Default or Event of Default that may arise as a result thereof. Upon the effectiveness of such name change and at all times thereafter, all references in the Loan Documents to "Ringer" and Ringer Corporation shall be deemed to mean Verdant Brands, Inc.

     2.   Amendment of Credit Agreement.

     (a) The definition of "Borrowers" contained in the recitals to the Credit Agreement is hereby amended to include SureCo therein. In addition, each reference to "Borrower" or "Borrowers" contained in the other Loan Documents shall be, deemed to include SureCo therein. By its execution of this Amendment, SureCo agrees, from and after the date hereof, to be a Borrower under the Credit Agreement and to be liable for all of the Obligations of a Borrower under the terms of the Loan Documents.

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     (b) The Effective Revolving Credit Commitment is hereby increased to
$15,000,000.

     (c) Section 3 of the Credit Agreement is hereby amended by adding the following subsections at the end thereof:

          3.26 SRI Acquisition Agreement Ringer has delivered to Lender a complete and correct copy of the SRI Acquisition Agreement (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). No Credit Party and no other Person party thereto is in default in the performance or compliance with any provisions thereof. The SRI Acquisition Agreement complies with, and the Dexol Transaction has been consummated in accordance with, all applicable laws. The Dexol Acquisition Agreement is in full force and effect and has not been terminated, 'rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over SRI, any other Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the SRI Acquisition Agreement, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the SRI Acquisition Agreement or to the conduct by any Credit Party of its business thereafter. To the best of each Credit Party's knowledge, none of SRI's representations or warranties in the SRI Acquisition Agreement contain any untrue statement of a material fact or omit any fact necessary to make the statements therein not misleading. Each of the, representations and warranties given by each applicable Credit Party in the SRI Acquisition Agreement is true and correct in all material respects.

          3.27 SureCo Notes. Ringer has delivered to Lender a complete and correct copy of each of the Sur~o Notes (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith). The subordination provisions related to certain of the SureCo Notes are enforceable against the holders' thereof by Lender. All Obligations, including the Obligations to pay principal of and interest, on the Revolving Loan and the Letter of Credit Obligations, constitute senior Indebtedness entitled to the benefits of such subordination provisions.

     (d) Section 6.2(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     (c) Ringer may make Permitted Acquisitions;

     (e) Section 6.3 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

     6.3 Indebtedness. (a) No Credit Party shall create, incur, assume or permit to exist any Indebtedness, except (without duplication):

          (i) Indebtedness secured by purchase money security interests permitted in clause (c) of Section 6.7;

          (ii)  the Revolving Loan and the other Obligations;

          (iii) deferred taxes;

          (iv) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law;

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          (v)   the Subordinated Note;

          (vi) existing Indebtedness described in Disclosure Schedule (6.3) and refinancings thereof or amendments or modifications thereof which do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and which are otherwise on terms and conditions no less favorable to any Credit Party or Lender, as determined by Lender, than the terms of the Indebtedness being refinanced, amended or modified;

          (vii)  Indebtedness specifically permitted under Section 6.1;

          (viii) Indebtedness consisting of intercompany loans and advances made by any Borrower to any other Borrower, provided that (A) each Borrower shall have executed and delivered to each other Borrower, on the Closing Date or, if later, the date upon which a Person becomes a "Borrower" hereunder, a demand note (collectively, the "Intercompany Notes") to evidence any such intercompany Indebtedness owing at any time by such Borrower to such other Borrowers, which Intercompany Notes shall be in form and substance satisfactory to Lender and shall be pledged and delivered to Lender pursuant to the applicable Pledge Agreement or Security Agreement as additional collateral security for the Obligations; (B) each Borrower shall record all intercompany transactions on its books and records in a manner satisfactory to Lender; (C) the obligations of each Borrower under any such Intercompany Notes shall be subordinated to the Obligations of such Borrower hereunder in a manner satisfactory to Lender; (D) at the time any such intercompany loan or advance is made by any Borrower to any other Borrower and after giving effect thereto, each such Borrower shall be Solvent; and (E) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; and

          (ix)  the SureCo Notes.

               (b) No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than (i) the Obligations and (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Sections 6.8(b) or (c).

     (f) Section 6.4(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (b) No Credit Party shall enter into any lending or borrowing transaction with any employees of any Credit Party, except loans to their respective employees on an arm's-length basis in the ordinary course of business consistent with past practices for travel expenses, relocation costs and similar purposes up to a maximum of $100,000 to any employee and up to a maximum of $300,000 at any one time outstanding in the aggregate for all Loan Parties.

     (g) Section 6.6 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          6.6 Guaranteed Indebtedness. No Credit Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for

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     deposit to the general account of any Credit Party, (b) for Guaranteed
     Indebtedness incurred for the benefit of any other Credit Party if the primary obligation is expressly permitted by this Agreement other than Indebtedness, if any, of a Target existing at the time such Target is acquired and (c) Guaranteed Indebtedness summarized on Disclosure Schedule (6.6).

     (h) Section 6.7(b) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (b) Liens summarized on Disclosure Schedule (6.7); and

     (i) Section 6.8(b) of the Credit Agreement is hereby amended by deleting it in 'its entirety and replacing it with the following:

          (b) the sale, transfer, conveyance or other disposition by a Credit Party of Equipment, Fixtures, Real Estate or Inventory that are obsolete or no longer used or useful in such Credit Party's business and having a value not exceeding $250,000 in any single transaction or $450,000 in the aggregate in any Fiscal Year for all Credit Parties;

     (j) Section 6.8(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (c) other Equipment and Fixtures having a value not exceeding $100,000 in any single transaction or $250,000 in the aggregate in any Fiscal Year for all Credit Parties; and

     (k) the last paragraph of Section 6.8 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          With respect to any disposition of assets or other properties permitted pursuant to clause p,) and clause (c) above, Lender agrees on reasonable prior written notice to release its Lien on such assets or other properties in order to permit the applicable Credit Party to effect such disposition and shall execute and deliver to Borrower Representative, at Borrowers' expense, appropriate UCC-3 termination statements and other releases as reasonably requested by Borrower Representative.

     (l) Section 6.14(d) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          (d) regularly scheduled payments of principal and interest with respect to the Subordinated Debt in accordance with the terms of the Subordination Agreement or other agreement related to such Subordinated Debt;

     3.   Amendment of Annexes to Credit Agreement.

     (a) Annex A to the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

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          "Intercreditor Agreement" shall mean that certain agreement, dated as of April 22, 1998, between B & I Lending, LLC and Lender, as the same may hereafter be amended, restated, modified or otherwise supplemented from time to time.

          "Interest Coverage Ratio" shall mean the ratio of EBITDA to Interest Expense.

          "Interest Expense" shall mean, for any applicable fiscal period, the aggregate of all interest paid in cash by the Borrowers and their Subsidiaries on a consolidated basis during such fiscal period including interest paid with respect to the Obligations.

          "Net Worth" shall mean, at any date of determination, the consolidated stockholders' equity of Ringer and its Subsidiaries.

          "SRI Acquisition Agreement" shall mean that certain Agreement and Plan of Merger, dated as of October 3, 1997, by and among SRI, SRI Acquisition Corp. and Ringer, together with all schedules and exhibits related thereto, as the same may have been heretofore or may hereafter be amended, restated, modified or otherwise supplemented from time to time.

          "SRI Guarantee" shall mean the Guarantee, dated as of April 22, 1998, executed by SRI in favor of Lender.

          "SRI Pledge Agreement" shall mean the Pledge Agreement, dated as of April 22, 1998, executed by SRI in favor of Lender, pledging the Stock of SureCo and all Intercompany Notes owing to or held by it.

          "SRI Transaction" shall mean the acquisition by Ringer pursuant to the SRI Acquisition Agreement of all of the stock of SRI and its Subsidiaries.

          "SureCo" shall mean SureCo, Inc., a Georgia corporation.

          "SureCo Borrowing Base" shall mean, as of any date of determination by Lender, from time to time, an amount equal to the sum at such time of:

          (a) eighty-five percent (85%) of the Eligible Accounts of SureCo, less any Reserves established by Lender at such time; and

          (b) (i) for any Revolving Credit Advance occurring during the months of July through November of any Fiscal year, sixty percent (60%) of the book value of the Eligible Inventory of SureCo, and (ii) for any Revolving Credit Advance occurring during the months of January through June or the month of December of any Fiscal Year, sixty-five percent (65%) of the book value of the Eligible Inventory of SureCo; the book value of Eligible Inventory shall be valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Lender at such time.

          "SureCo Notes" shall mean, collectively, (a) that certain Term Note, dated August 21, 1997, in the original principal amount of $1,650,000 issued by SureCo in favor of B&I Lending, LLC, (b) that certain Demand Promissory Note, dated July 31, 1997, in the aggregate original principal amount of $1,044,479 issued by SRI in favor of Benjamin F. Law, and (c) that certain promissory note, dated

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     December 14, 1994, in the original principal amount of $140,525 issued by
     SRI in favor of First Liberty Bank f/k/a Middle Georgia Bank.

           "SureCo Security Agreement" shall mean the Security Agreement, dated as of April 22, 1998, entered into between Lender and SureCo.

     (b) Annex A to the Credit Agreement is hereby amended by deleting the definitions of "Aggregate Borrowing Base", "Borrowing Base", "Collateral Documents", and "Pledge Agreements" and replacing such definitions with the following:

          "Aggregate Borrowing Base" shall mean, as of any date of determination, an amount equal to the sum of the Ringer Borrowing Base, the Safer Borrowing Base and the SureCo Borrowing Base and, following the consummation of any Permitted Acquisition in which the Target acquired therein (or any Subsidiary of the Target) becomes a Subsidiary of Ringer and a Borrower in accordance with the terms of the Agreement, the Target Borrowing Base of such Person.

          "Borrowing Base" shall mean, as the context may require, the Ringer Borrowing Base, the Safer Borrowing Base and the SureCo Borrowing Base and, following the consummation of any Permitted Acquisition in which the Target acquired therein (or any Subsidiary of the Target) becomes a Subsidiary of Ringer and a Borrower in accordance with the terms of the Agreement, the Target Borrowing Base of such Person, or any such Borrowing Base.

          "Collateral Documents" shall mean the Security Agreement, the Safer Canada Security Agreement, the SureCo Security Agreement, the Pledge Agreements, the Guaranties, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements and all similar agreements entered into guaranteeing payment of, or granting a Lien upon property as security for payment of, the Obligations.

          "Pledge Agreements" shall mean, collectively, the Ringer Pledge Agreement, the Safer Pledge Agreement, the SRI Pledge Agreement and any pledge agreements entered into after the Closing Date by any Credit Party (as required by the Agreement or any other Loan Document).

     (c) Annex A to the Credit Agreement is hereby amended by deleting the definition of "Tangible Net Worth" in its entirety.

     (d) Annex G to the Credit Agreement is hereby deleted in its entirety and replaced with the attached Annex G.

     (e) Annex H to the Credit Agreement is hereby deleted in its entirety and replaced with the attached Annex H.

     4. Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Lender that:

     (a) No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

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     (b) Representations and Warranties. After giving effect to this Amendment, all of the representations and warranties of Borrowers contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof; and

     (c) Authorization. etc. Each Borrower has the power and authority to execute, deliver and perform this Amendment. Each Borrower has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Borrower's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Borrower and constitutes the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms. Each Borrowers execution, delivery and performance of this Amendment does not conflict with, or constitute a violation or breach of; or constitute a default under, or result in the creation or imposition of any Lien upon the property of such Borrower by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which any Borrower is a party or which is binding upon it, (b) any law or regulation or order or decree of any court applicable to any Borrower, or (c) the certificate or articles of incorporation or by-laws of any Borrower.

     5. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each condition set forth in this
Section 5 and the delivery of the following documents to Lender on or prior to the date hereof (unless another date shall be specified) and consummation of all of the transactions contemplated by each such document, all in form and substance acceptable to Lender in its sole and absolute discretion:

     (a) Documentation. Borrowers shall have delivered to Lender all of the following documents:

          (i)   Amendment. Duly executed originals of this Amendment.

          (ii) Disclosure Schedules. Disclosure Schedule 6.6~and other revised Disclosure Schedules to the extent necessary to comply with Section 5.6 of the Loan Agreement.

          (iii) Revolving Note. A Revolving Note executed by SureCo in the aggregate principal amount of Twenty Five Million Dollars ($25,000,000) payable to Lender.

          (iv) Ringer Pledge Agreement. Duly executed originals of an amendment to the Ringer Pledge Agreement, accompanied by (a) share certificates representing all of the outstanding Stock of SRI and undated stock powers for such share certificates executed in blank and (b) the original Intercompany Notes of SureCo in favor of Ringer, duly endorsed in blank.

          (v)   SRI Guaranty. Duly executed originals of the SRI Guaranty.

          (vi) SRI Pledge Agreement. Duly executed originals of the SRI Pledge Agreement, accompanied by share certificates representing all of the outstanding Stock being pledged pursuant to such Pledge Agreement and undated stock powers for such share certificates executed in blank.

          (vii) SureCo Security Agreement. Duly executed originals of the SureCo Security Agreement.

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          (viii) Insurance. Satisfactory evidence that the insurance policies of
     SRI and its Subsidiaries required by Section 5.4 of the Credit Agreement are in full force and effect and, within five (5) days after the date hereof, appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as requested by Lender in favor of Lender.

          (ix) Security Interests and Code Filings. (a) Evidence satisfactory to Lender that Lender has a valid and perfected first priority security interest in the Collateral of the Borrowers, including (i) such documents duly executed by the Borrowers (including financing statements and amendments thereto under the Code and other applicable documents under the laws of any jurisdiction with respect to the perfection. of Liens) as Lender may request in order to perfect its security interests in such Collateral and (ii) copies of Code search reports listing all effective financing statements that name SureCo or SRI as debtor, together with copies of such financing statements, none of which shall cover the Collateral, except for those relating to the Fremont Loan (all of which shall be terminated on the Closing Date) and Permitted Encumbrances.

     (b) Evidence satisfactory to Lender, including copies, of all UCC1 and other financing statements filed in favor of SureCo with respect to each location, if any, at which Inventory may be consigned.

     (x) Payoff Letters: Termination Statements: Releases. Payoff letters from Fremont Financial Corp. and Wilbur-Ellis Company, respectively, itemizing amounts of principal, interest, fees, expenses or other amounts payable to it; UCC-3 or other appropriate termination statements and mortgage releases, executed by Fremont Financial Corp. and Wilbur-Ellis Company, as applicable, releasing all Liens of such Person upon any of the personal property of SRI and its Subsidiaries, and termination of all blocked account agreements, bank agency agreements or other similar agreements or arrangements in favor of such Person or relating to the loans.

     (xi) Intellectual Property Security Agreement. Duly executed originals of a Trademark Security Agreement, dated the date hereof and signed by SureCo, together with all instruments, documents and agreements executed pursuant thereto.

     (xii) Power of Attorney. Originals of the Power of Attorney executed by SureCo.

     (xiii) Borrowing Base Certificate. Duly executed originals of a Borrowing Base Certificate from each Borrower, dated the dated hereof, reflecting information concerning Eligible Accounts and Eligible Inventory of such Borrower.

     (xiv) Letter of Direction. Duly executed originals of a letter of direction from Borrower Representative addressed to Lender with respect to the disbursement on the date hereof of the proceeds of any Revolving Credit Advance.

     (xv) Cash Management System: Blocked Account Agreements. Evidence satisfactory to Lender that, within ten (10) days after the date hereof Cash Management Systems with respect to SureCo complying with Annex C to the Agreement have been established and are currently being maintained in the manner set forth in such Annex C, together with copies of duly executed tri -parry blocked account and lock box agreements, satisfactory to Lender, with the banks as required by Annex C; provided that until such time as such agreements are executed, SureCo shall direct SunTrust Bank on a daily basis to wire transfer available funds in all SunTrust Bank accounts of SureCo to the Collection Account.

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     (xvi)  Charter and Good Standing. For each of SRI and its Subsidiaries, such Person's (a) charter and all amendments thereto, (b) good standing certificates in its state of incorporation and (c) good standing certificates and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the date hereof and certified by the applicable Secretary of State or other authorized Governmental Authority.

     (xvii) Bylaws and Resolutions. For each of Ringer and its Subsidiaries, (a) such Person's bylaws, together with all amendments thereto and (b) resolutions of such Person's Board of Directors (and shareholders, if necessary), approving and authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and the transactions to be consummated in connection therewith, each certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being in full force and effect without any modification or amendment.

     (xviii) Incumbency Certificates. For each of Ringer and its Subsidiaries, signature and incumbency certificates of the officers of each such Person executing any of the Loan Documents, certified as of the date hereof by such Person's corporate secretary or an assistant secretary as being true, accurate, correct and complete.

     (xix) Opinion of Counsel. Duly executed originals of opinions of Dorsey & Whitney LLP, counsel for the Credit Parties, and Cushing, Morris, Armbruster & Jones, LLP, Georgia counsel for the Credit Parties, each dated the date hereof, and accompanied by a letter addressed to such counsel from Ringer and its Subsidiaries, authorizing and directing such counsel to address its opinion to Lender and to include in such opinion an express statement to the effect that Lender is authorized to rely on such opinion.

     (xx) Appointment of Agent for Service. An appointment of CT Corporation as agent for service of process for SRI and SureCo.

     (xxi) Waivers. Duly executed originals of landlord waivers and consents and bailee letters with respect to SureCo, in each case as required pursuant to
Section 5.9.

     (xxii) Law Agreement Originals of a duly executed Intercreditor agreement with respect to the SureCo Note issued in favor of Benjamin Law, together with a copy of such SureCo Note.

     (xxiii) Intercreditor Agreement. Duly executed originals of the Intercreditor Agreement.

     (xxiv) Other Documents. All other documents, certificates and agreements as the Lender may reasonably request to accomplish the purposes of this Amendment.

     (b) No Default. As of the date hereof after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

     (c) Warranties and Representations. After giving effect to this Amendment, all of the warranties and representations of Borrowers contained in the Credit Agreement and the other Loan Documents (including, without limitation, this Amendment) shall be true and correct in all material respects to the same extent as though made on and as of the date hereof.

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

     (d) Consents and Acknowledgments. Borrowers shall have obtained all consents, approvals and acknowledgments which may be required with respect to the execution, delivery and performance of this Amendment.

     (e) Fees Costs and Expenses. Lender shall have received payment of (a) an amendment fee of $25,000, and (b) all other fees, costs and expenses, including, without limitation, reasonable attorneys' fees and expenses invoiced to Borrower Representative and as otherwise due pursuant to the Loan Documents, incurred by Lender in connection herewith.

     6.   Reference to and Effect on Loan Documents.

     6.1 Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Borrower hereby ratifies and confirms each such Loan Document.

     6.2 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, or, except as expressly provided herein, constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and ~) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

     7    Affirmation of Subsidiary Guarantee.

     Safer Canada (i) consents to and approves the execution and delivery of this Amendment by Borrowers and Lender, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner its obligations under the Subsidiary Guarantee or under any of the other Loan Documents executed and/or delivered by it in connection therewith, (iii) agrees that this Amendment shall not be construed as requiring the consent of Safer Canada in any other circumstance, (iv) reaffirms its obligations under the Subsidiary Guarantee and all of the other Loan Documents to which it is a party, and (v) agrees that the Subsidiary Guarantee and such other Loan Documents remain in full force and effect and are each hereby ratified and confirmed.

     8.   Miscellaneous.

     8.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrowers, Lender and their respective successors and assigns, except as otherwise provided herein or therein. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrowers and Lender with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

     8.2 Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

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     8.3  Fees and Expenses. As provided in Section 11.3 of the Credit
Agreement, Borrowers agree to pay on demand all fees, costs and expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment.

     8.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.5 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     8.6 Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

     8.7 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     8.8 incorporation of Loan and Security Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

     8.9 Acknowledgrnent. Each Credit Party hereby represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims.

                            (Signature page follows)

IN WITNESS WHEREOF, this Second Amendment to Loan and Security Agreement has been duly executed as of the date first written above.

                              RINGER CORPORATION

                              By: /S/ Mark Eisenschenk
                                 ---------------------
                              Title: Executive Vice President & CFO
                                    -------------------------------

                              SAFER, INC.

                              By: /S/ Mark Eisenschenk
                                 ---------------------
                              Title: Executive Vice President & CFO
                                    -------------------------------

                              SURECO, I NC.

                              By: /S/ Mark Eisenschenk
                                 ---------------------
                              Title: Executive Vice President & CFO
                                    -------------------------------

                              GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

                              By: /S/ Trevor J. Clark
                                 ---------------------
                              Title: Duly Authorized Signatory
                                    --------------------------

          Each of the following Persons is a signatory to this Amendment in its capacity as a Credit Party and not as a Borrower.

                              SAFER, INC.

                              By: /S/ Mark Eisenschenk
                                 ---------------------
                              Title: Executive Vice President & CFO
                                    -------------------------------

                              SOUTHERN RESOURCES, INC.

                              By: /S/ Mark Eisenschenk
                                 ---------------------
                              Title: Executive Vice President & CFO
                                    -------------------------------

                                      12